UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Neal Scharmer as Vice President, General Counsel and Corporate Secretary
On February 10, 2022, Neal Scharmer notified United Fire Group, Inc. (the "Company" or "UFG") of his decision to retire as Vice President, General Counsel and Corporate Secretary, effective March 31, 2022. In connection with Mr. Scharmer's planned retirement, the Company and Mr. Scharmer have agreed that Mr. Scharmer will continue to receive his base salary until June 30, 2022, The Company's Board of Directors approved the vesting of all of Mr. Scharmer's previously unvested restricted stock units and nonqualified stock options. Mr. Scharmer's nonqualified stock options have been modified to set an expiration date of April 1, 2024. The Board of Directors did not accelerate the vesting of any unvested performance stock units and such unvested units will expire at Mr. Scharmer's retirement date pursuant to the terms of the applicable award agreement.

Appointment of Sarah E. Madsen as Chief Legal Officer
On February 10, 2022, the Board of Directors appointed Sarah E. Madsen as Chief Legal Officer of UFG, effective March 31, 2022, upon the retirement of Mr. Scharmer.

Item 7.01 Regulation FD Disclosure.
On February 10, 2022, the Company issued a press release announcing the retirement of Mr. Scharmer and appointment of Ms. Madsen, in each case, effective March 31, 2022. A copy of the press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 99.1	Press release of United Fire Group, Inc. dated February 10, 2022.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	February 10, 2022	/s/ Randy A. Ramlo
Randy A. Ramlo, Chief Executive Officer

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